POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Quaker Investment Trust, hereby constitute and appoint Alyssa Greenspan, Todd Cohen, and David Downes, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Quaker Investment Trust Registration Statement on Form N-14 with respect to the reorganization of Quaker Global Tactical Allocation Fund into the Quaker Impact Growth Fund and the reorganization of the Quaker Mid-Cap Value Fund into the Quaker Small/Mid-Cap Impact Value Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 5th day of September, 2018.

/s/James R. Brinton
James R. Brinton

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Quaker Investment Trust, hereby constitute and appoint Alyssa Greenspan, Todd Cohen, and David Downes, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Quaker Investment Trust Registration Statement on Form N-14 with respect to the reorganization of Quaker Global Tactical Allocation Fund into the Quaker Impact Growth Fund and the reorganization of the Quaker Mid-Cap Value Fund into the Quaker Small/Mid-Cap Impact Value Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 5th day of September, 2018.

/s/Everett T. Keech
Everett T. Keech

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Quaker Investment Trust, hereby constitute and appoint Alyssa Greenspan, Todd Cohen, and David Downes, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Quaker Investment Trust Registration Statement on Form N-14 with respect to the reorganization of Quaker Global Tactical Allocation Fund into the Quaker Impact Growth Fund and the reorganization of the Quaker Mid-Cap Value Fund into the Quaker Small/Mid-Cap Impact Value Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 5th day of September, 2018.

/s/Gary E. Shugrue
Gary E. Shugrue

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Quaker Investment Trust, hereby constitute and appoint Alyssa Greenspan, Todd Cohen, and David Downes, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Quaker Investment Trust Registration Statement on Form N-14 with respect to the reorganization of Quaker Global Tactical Allocation Fund into the Quaker Impact Growth Fund and the reorganization of the Quaker Mid-Cap Value Fund into the Quaker Small/Mid-Cap Impact Value Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 5th day of September, 2018.

/s/Warren West
Warren  West

POWER OF ATTORNEY

I, the undersigned Treasurer of Quaker Investment Trust, hereby constitute and appoint Alyssa Greenspan and Todd Cohen, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Quaker Investment Trust Registration Statement on Form N-14 with respect to the reorganization of Quaker Global Tactical Allocation Fund into the Quaker Impact Growth Fund and the reorganization of the Quaker Mid-Cap Value Fund into the Quaker Small/Mid-Cap Impact Value Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 5th day of September, 2018.

/s/David K. Downes
David K. Downes